================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported): January 18, 2000

                      BAY VIEW SECURITIZATION CORPORATION
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              (Exact name of registrant as specified in charter)

               Delaware                               333-16233                     93-1225376
---------------------------------------------   ---------------------- ------------------------------------
State or other jurisdiction of incorporation    (Commission File No.)  (I.R.S. Employer Identification No.)
           or organization


             c/o Bay View Bank
            1840 Gateway Drive
           San Mateo, California                               94404
---------------------------------------------     ------------------------------
    Address of principal executive offices                   Zip Code


      Registrant's telephone number, including area code: (650) 573-7310


     2121 So. El Camino Real, San Mateo, California 94403, (650) 573-7310
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  (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.  Financial Statements, Pro forma Financial Information and Exhibits


Exhibit 99.1   Monthly Servicer's Report dated December 31, 1999


                                  Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View Securitization Corporation by the undersigned thereunto duly authorized.

                                   BAY VIEW 1999 - LG - 1 AUTO TRUST
                              BY:  BAY VIEW SECURITIZATION CORPORATION
                                   ORIGINATOR OF TRUST



Dated: January 21, 2000            By: /s/ David A. Heaberlin
                                       ----------------------
                                       David A. Heaberlin
                                       Treasurer and Chief Financial Officer